UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 14, 2006

                          SMART ENERGY SOLUTIONS, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

              0-26027                               87-0626333
      (Commission File Number)          (IRS Employer Identification No.)

                                207 Piaget Avenue
                                Clifton, NJ 07011
                                -----------------
               (Address of Principal Executive Offices, Zip Code)

                                 (973) 340-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 14, 2006, Smart Energy Solutions, Inc. (the "Registrant") issued to EGFE, Ltd. ("EGFE") a demand promissory note, in the principal amount of $500,000 (the "Note"). In consideration therefor, EGFE loaned $500,000 to the Registrant. Interest on the Note will accrue at the rate of 12% per year. The entire principal sum and all accrued interest due under the Note shall be paid ten business days after the Registrant's receipt of written demand for payment from EGFE.

For all the terms and conditions of the Note, reference is hereby made to exhibit 10.31 annexed hereto. All statements made herein concerning the foregoing Note are qualified by references to said exhibit.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of business acquired.      Not applicable

(b)   Pro forma financial information.                Not applicable

(c)   Exhibits:

      Exhibit 10.31 Demand Promissory Note, dated September 14, 2006, made by Smart Energy Solutions, Inc. in favor of EGFE, Ltd.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SMART ENERGY SOLUTIONS, INC.


                                             By:    /s/ Pete Mateja
                                                    -----------------------
                                             Name:  Pete Mateja
                                             Title: Chief Executive Officer


Date: September 14, 2006